TRANSFER AGENCY AND SERVICE AGREEMENT

between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

TABLE OF CONTENTS

Page

Article A       Terms of Appointment    2

Article B       Duties of Price Services        3
        1.      Services        3
        2.      Agreements with Intermediaries  3
        3.      Anti-Money Laundering Program   4
Article C       Fees and Expenses       4
Article D       Representations and Warranties of the Price Services    4
Article E       Representations and Warranties of the Fund      5
Article F       Standard of Care/Indemnification        6
Article G       Dual Interests  8
Article H       Documentation   8
Article I       References to Price Services    10
Article J       Compliance with Governmental Rules and Regulations      10
Article K       Ownership of Software and Related Material      11
Article L       Quality Service Standards       11
Article M       As of Transactions      11
Article N       Term and Termination of Agreement       15
Article O       Notice  15
Article P       Assignment      16
Article Q       Amendment/Interpretive Provisions       16
Article R       Further Assurances      16
Article S       Maryland Law to Apply   16
Article T       Merger of Agreement     16
Article U       Counterparts    17
Article V       The Parties     17

Article W       Directors, Trustees, Shareholders and Massachusetts Business Trust      17
Article X       Captions        18

SCHEDULE 1
APPENDIX A

TRANSFER AGENCY AND SERVICE AGREEMENT

     AGREEMENT made as of the first day of January, 2006, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 ("Price Services"), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as "the Fund," whose definition may be found in Article V);

     WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and Price Services desires to accept such appointment;

     WHEREAS, Price Services represents that it is registered with the Securities and Exchange Commission as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 ("'34 Act") and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;

     WHEREAS, Price Services has the capability of providing shareholder services on behalf of the Funds for the accounts of shareholders in the Funds;

     WHEREAS, certain of the Funds are underlying investment options of portfolios of College Savings Programs ("529 Plans") and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of individuals participating in these 529 Plans;

     WHEREAS, certain of the Funds are named investment options under various taxsheltered retirement plans including, but not limited to, individual retirement accounts, SepIRA's, SIMPLE plans, deferred compensation plans, 403(b) plans, and profit sharing, thrift, and money purchase pension plans for self-employed individuals, individual 401(k)s and professional partnerships and corporations (collectively referred to as "Retirement Plans") and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of shareholders ("Participants") participating in these Retirement Plans ("Retirement Accounts"); and

     WHEREAS, Price Services may subcontract or jointly contract with other parties, on behalf of the Funds, to perform certain of the functions and services described herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment

     Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund's transfer agent, dividend disbursing agent and agent in connection with the Fund's authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as "Shares") and provide services to shareholders of the Fund ("Shareholders") and beneficial Shareholders as agreed to by the parties.

     The parties to the Agreement hereby acknowledge that from time to time, Price Services and T. Rowe Price Trust Company and their affiliates may enter into contracts ("Other Contracts") with employee benefit plans and/or their sponsors and the sponsors of 529 Plans for the provision of certain services to participants of 529 Plans and Retirement Plans. Compensation paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.

B. Duties of Price Services
  1. Services. Price Services agrees that it will perform services set forth on Schedule1 of this Agreement, on behalf of the Fund, in accordance with all applicable rules and regulations; the Fund's then-current prospectus, and policies and procedures adopted by Price Services.
  2. Agreements with Intermediaries. The Fund authorizes Price Services to enter into agreements with certain third party intermediaries such as banks, broker-dealers, insurance companies and retirement plan recordkeepers ("Intermediaries") for the purpose of receiving orders for Fund shares by the Intermediary from beneficial Shareholders and Participants. Price Services shall receive orders in accordance with procedures established by agreement with such intermediaries and policies and procedures adopted by Price Services. Receipt of orders by such third party intermediaries may be deemed receipt by the Fund to the extent permitted by Rule 22c-1 of the Investment Company Act of 1940 ("'40 Act").

     Price Services may also enter into agreements on behalf of the Fund with Intermediaries who hold shares in omnibus accounts in Funds that assess redemption fees. Pursuant to these Agreements, the Intermediary agrees to assess the fee in accordance with the Fund's prospectus at the time of the redemption and remit such fees to the Fund on a monthly basis or such other mutually agreed upon time.

     In addition, the Funds have instituted a program whereby they may, in their discretion, pay an Intermediary or a Plan a fee to compensate the third party for certain expenses incurred as a result of providing administrative services to underlying shareholders of the Funds ("Administrative Fee Payments"). Each Fund authorizes Price Services to enter into, on its behalf, agreements with such Intermediaries or Plans for payment of such Administrative Fee Payments in consideration of such Plan or Intermediary's performance of services pursuant to the Fund's Administrative Fee Payment Program. Any payments owed under these Administrative Fee Agreements shall be the obligation of the applicable Fund, not Price Services.

  3. Anti-Money Laundering Program. The Funds authorize Price Services to perform, on behalf of the Funds, Anti-Money Laundering ("AML") services in accordance with the Anti-Money Laundering Program adopted by the Funds, including the Fund's Customer Identification Program. Price Services shall, maintain policies and procedures, and related internal controls, which are consistent with such AML Program.

     Price Services is authorized to take, on behalf of the Funds, any action permitted by law and in accordance with the Fund's AML Program in carrying out its responsibilities under the Fund's AML Program, including rejecting purchases, freezing Shareholder accounts, restricting certain services, or closing Shareholder accounts if (a) suspicious activity is detected, (b) it is unable to verify the identity of a Shareholder, or (c) a Shareholder matches a government list of known or suspected suspicious persons.

C. Fees and Expenses.

     For the services performed on Schedule 1 of this Agreement, the Funds shall pay such fees and expenses as mutually agreed upon by the parties.

D. Representations and Warranties of Price Services

     Price Services represents and warrants to the Fund that:

  1. It is a corporation duly organized and existing and in good standing under the laws of Maryland;
  2. It is duly qualified to carry on its business in Maryland, Colorado, Florida, District of Columbia, Illinois, Massachusetts, New Jersey, Virginia and California;
  3. It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement;
  4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;
  5. It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the '34 Act; and
  6. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.
E. Representations and Warranties of the Fund

     The Fund represents and warrants to Price Services that:

  1. It is a corporation or business trust duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;
  2. It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this Agreement;
  3. All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement;
  4. It is an investment company registered under the '40 Act; and
  5. A registration statement under the Securities Act of 1933 ("the 33 Act") is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.
F. Standard of Care/Indemnification

     Notwithstanding anything to the contrary in this Agreement:

  1. Price Services shall not be liable to any Fund for any act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price Services has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.
  2. The Fund shall indemnify and hold Price Services harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting from: (i) any action or omission by Price Services or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Services acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Services acting upon information provided by the Fund in form and under policies agreed to by Price Services and the Fund. Price Services shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Services or where Price Services has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.
  3. Except as provided in Article M of this Agreement, Price Services shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Services' or which result from Price Services failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Services.
  4. In determining Price Services' liability, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:
  Price Services had in place "appropriate procedures;" and
  the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored.
  No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

It is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term "Appropriate Procedures" shall mean procedures reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards in place at the time of the occurrence.

  5. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.
  6. In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.
  7. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.
G. Dual Interests

     It is understood that some person or persons may be directors, officers, or shareholders of both the Funds and Price Services (including Price Services' affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

H. Documentation

     As requested by Price Services, the Fund shall promptly furnish to Price Services the following:

  A certified copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of Price Services and the execution and delivery of this Agreement;
  A copy of the Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;
  As applicable, specimens of all forms of outstanding and new stock/share certificates in the forms approved by the Board of Directors/Trustees of the Fund with a certificate of the Secretary of the Fund as to such approval;
  All account application forms and other documents relating to Shareholders' accounts;
  An opinion of counsel for the Fund with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect; and
  A copy of the Funds current prospectus.

     The delivery of any such document for the purpose of any other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this Agreement.

     As requested by Price Services, the Fund will also furnish from time to time the following documents:

  Each resolution of the Board of Directors/Trustees of the Fund authorizing the original issue of its Shares;
  Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;
  A certified copy of each amendment to the Articles of Incorporation or Declaration of Trust, and the ByLaws of the Fund;
  Certified copies of each vote of the Board of Directors/Trustees authorizing officers to give instructions to the Transfer Agent;
  Such other documents or opinions which Price Services, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties; and
  Copies of new prospectuses issued.

     Price Services hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

I. References to Price Services

     Each Fund agrees not to circulate any printed matter which contains any reference to Price Services without the prior approval of Price Services, excepting solely such printed matter that merely identifies Price Services as agent of the Fund. The Fund will submit printed matter requiring approval to Price Services in draft form, allowing sufficient time for review by Price Services and its legal counsel prior to any deadline for printing.

J. Compliance with Governmental Rules and Regulations

     Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price Services, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the '40 Act, the '34 Act, the '33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund. Price Services shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities and cooperating with respect to examinations and requests from such governmental authorities.

K. Ownership of Software and Related Material

     All computer programs, magnetic tapes, written procedures and similar items purchased and/or developed and used by Price Services in performance of the Agreement shall be the property of Price Services and will not become the property of the Fund.

L. Quality Service Standards

     Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services' hereunder.

M. As Of Transactions

     For purposes of this Article M, the term "Transaction" shall mean any single or "related transaction" (as defined below) involving the purchase or redemption of Shares (including exchanges) that is processed at a time other than the time of the computation of the Fund's net asset value per Share next computed after receipt of any such transaction order by Price Services due to an act or omission of Price Services. "As Of Processing" refers to the processing of these Transactions. All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the '40 Act. Price Services is responsible for monitoring As Of Transactions procedures that set forth the circumstances under which As Of Transactions are permitted. If more than one Transaction ("Related Transaction") in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one Transaction.

  Reporting

       Price Services shall:

    1. Utilize a system to identify all Transactions, and shall compute the net effect of such Transactions upon the Fund on a daily, monthly and rolling 365-day basis. The monthly and rolling 365-day periods are hereafter referred to as "Cumulative."
    2. Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the Transactions and the daily and Cumulative net effects of such Transactions both in terms of aggregate dilution and loss ("Dilution") or gain and negative dilution ("Gain") experienced by the Fund, and the impact such Gain or Dilution has had upon the Fund's net asset value per Share.
    3. With respect to any Transaction which causes Dilution to the Fund of $100,000 or more, immediately provide the Fund: (i) a report identifying the Transaction and the Dilution resulting therefrom, (ii) the reason such Transaction was processed as described above, and (iii) the action that Price Services has or intends to take to prevent the reoccurrence of such as of processing ("Report").
  Liability
    1. It will be the normal practice of the Funds not to hold Price Services liable with respect to any Transaction that causes Dilution to any single Fund of less than $25,000. Price Services will, however, closely monitor for each Fund the daily and Cumulative Gain/Dilution that is caused by Transactions of less than $25,000. When the Cumulative Dilution to any Fund exceeds 3/10 of 1% net asset value per share, Price Services, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. Price Services will report to the Board of Directors/Trustees of the Fund ("Board") any action it has taken.
    2. Where a Transaction causes Dilution to a Fund equal to or greater than $25,000 ("Significant Transaction"), but less than $100,000, Price Services will review with Counsel to the Fund the circumstances surrounding the underlying Transaction to determine whether the Transaction was caused by or occurred as a result of a negligent act or omission by Price Services. If it is determined that the Dilution is the result of a negligent action or omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement. Significant Transactions equal to or greater than $25,000 will be reported to the Audit Committee at least annually (unless the settlement fully compensates the Fund for any Dilution). Any Significant Transaction, however, causing Dilution in excess of the lesser of $100,000 or a penny per share will be promptly reported to the Board and resolved at the next scheduled Board Meeting. Settlement for Significant Transactions causing Dilution of $100 more will not be entered into until approved by the Board. The factors to consider in making any determination regarding the settlement of a Significant Transaction would include but not be limited to:
    Procedures and controls adopted by Price Services to prevent As Of Processing;
    Whether such procedures and controls were being followed at the time of the Significant Transaction;
    The absolute and relative volume of all transactions processed by Price Services on the day of the Significant Transaction;
    The number of Transactions processed by Price Services during prior relevant periods, and the net Dilution/Gain as a result of all such Transactions to the Fund and to all other Price Funds;
    The prior response of Price Services to recommendations made by the Funds regarding improvement to Price Services' As Of Processing procedures.
    3. In determining Price Services' liability with respect to a Significant Transaction, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:
    Price Services had in place "Appropriate Procedures" as defined in Section 4 of Article F of this Agreement (it is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission);
    the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored; and
    No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.
    As Of Transactions - Intermediaries

       If an As Of Transaction is performed by an intermediary, which is designated by the Fund to received orders for Fund Shares, Price Services shall cause such intermediary to promptly reimburse the Fund for any Dilution caused by such As Of Transaction; provided, however, Price Services shall not be obligated to seek reimbursement from such intermediary if the Dilution is less than $100.

  N. Term and Termination of Agreement
    This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.
    This Agreement may be terminated by the Fund upon one hundred twenty (120) days' written notice to Price Services; and by Price Services, upon three hundred sixty-five (365) days' written notice to the Fund.
    Upon termination hereof, the Fund shall pay to Price Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for outofpocket expenses related to its services hereunder.
  O. Notice

       Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

  P. Assignment

       Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

  Q. Amendment/Interpretive Provisions

       The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

  R. Further Assurances

       Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

  S. Maryland Law to Apply

       This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

  T. Merger of Agreement

       This Agreement, including the attached Appendices and Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.

  U. Counterparts

       This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

  V. The Parties

       All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services. In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as appropriate. The "Fund" also includes any T. Rowe Price Funds that may be established after the execution of this Agreement. Any reference in this Agreement to "the parties" shall mean Price Services and such other individual Fund as to which the matter pertains.

  W. Directors, Trustees and Shareholders and Massachusetts Business Trust

       It is understood and is expressly stipulated that neither the holders of Shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

       With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund" means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

  X. Captions

       The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.                 T. ROWE PRICE FUNDS

BY: /s/Wayne D. O'Melia                      BY: /s/Joseph A. Carrier

DATED: March 17, 2006                        DATED: March 16, 2006

  SCHEDULE 1

       Price Services agrees that it will perform services on behalf of the Funds in accordance with procedures developed and maintained by Price Services, all applicable laws and the Fund's then-current prospectus. Such services include, but are not limited to, the following:

  - Establishing Shareholder Accounts
- Processing Purchase and Redemption Orders
- Receiving and Disbursing Settlement Proceeds
- Assessing and Remitting Redemption Fees
- Processing Checkwriting Redemptions
- Processing Exchange Orders
- Processing Transfer of Ownership Orders
- Processing Maintenance Requests on Shareholder Accounts
- Processing Adjustments in Shareholder Accounts
- Handling Returned Checks, ACH Debits and Uncollected Funds
- Processing Dividends, Distributions and Other Fund Corporate Actions for Shareholder Accounts
- Preparing and Filing Shareholder Tax Information
- Monitoring and Enforcing the Funds Excessive Trading Policy
- Performing Lost Shareholder Identification and Searches
- Reviewing, Reporting and Remitting Abandoned Property
- Responding to Shareholder Correspondence
- Reporting Lost or Stolen Securities
- Maintaining Telephone, VRU and Computer Services to Service Shareholder Accounts
- Performing Shareholder Services for High Net Worth Shareholders
- Collecting and Remitting Shareholder/Participant Fees
- Distributing and Tabulating Proxies
- Calculating and Paying Administrative Fee Payments
- Preparing and Delivering Confirmations, Statements and Tax Forms to Shareholders and Participants
- Delivering Prospectuses, Shareholder Reports and Other Required Mailings to Shareholders
- Maintaining Books and Records for the Fund
- Recording Authorized Issued and Outstanding Shares
- Coordinating with Independent Public Accountants for Reviews and Audits
- Maintaining and Providing Information Necessary for the Completion of Form NSAR & N-CSR
- Reporting Blue Sky Information to the Fund
- Furnishing Other Information to the Fund
- Performing Functions for Compliance with the Funds Anti-Money Laundering Program
- Performing Bank Reconciliation Process
- Performing Such Other Services as Mutually Agreed Upon by Both Parties

  APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. Rowe Price Capital Appreciation Fund--Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund--Advisor Class
T. Rowe Price Capital Opportunity Fund--R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund--Advisor Class

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio-II
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. Rowe Price New America Growth Fund--Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund --Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund--Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Short-Term TaxFree Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

  AMENDMENT NO. 1

  TRANSFER AGENCY AND SERVICE AGREEMENT

  Between

  T. ROWE PRICE SERVICES, INC.

  And

  THE T. ROWE PRICE FUNDS

  The Transfer Agency and Service Agreement of January 1, 2006, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 7, 2006 by adding thereto T. Rowe Price International Funds, Inc., on behalf of T.Rowe Price Global Stock Fund--Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. Rowe Price Capital Appreciation Fund--Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund--Advisor Class
T. Rowe Price Capital Opportunity Fund--R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund--Advisor Class

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio-II
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund--Advisor Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. Rowe Price New America Growth Fund--Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund--Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund--Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Short-Term TaxFree Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

  Attest:

/s/ Patricia B. Lippert             /s/ Joseph A. Carrier
Patricia B. Lippert             By: Joseph A. Carrier
Secretary                           Treasurer

Attest:                             T. ROWE PRICE SERVICES, INC.

/s/ Barbara A. Van Horn             /s/ Henry H. Hopkins
Barbara A. Van Horn             By: Henry H. Hopkins
Secretary                           Vice President

  AMENDMENT NO. 2

  TRANSFER AGENCY AND SERVICE AGREEMENT

  Between

  T. ROWE PRICE SERVICES, INC.

  And

  THE T. ROWE PRICE FUNDS

  The Transfer Agency and Service Agreement of January 1, 2006, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 7, 2006 and April 19, 2006, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T.Rowe Price Institutional Global Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. Rowe Price Capital Appreciation Fund--Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund--Advisor Class
T. Rowe Price Capital Opportunity Fund--R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund--Advisor Class

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio-II
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund--Advisor Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. Rowe Price New America Growth Fund--Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund--Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund--Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Short-Term TaxFree Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

  Attest:

/s/ Patricia B. Lippert             /s/ Joseph A. Carrier
Patricia B. Lippert             By: Joseph A. Carrier
Secretary                           Treasurer

Attest:                             T. ROWE PRICE SERVICES, INC.

/s/ Barbara A. Van Horn             /s/ Henry H. Hopkins
Barbara A. Van Horn             By: Henry H. Hopkins
Secretary                           Vice President

  AMENDMENT NO. 3

  TRANSFER AGENCY AND SERVICE AGREEMENT

  Between

  T. ROWE PRICE SERVICES, INC.

  And

  THE T. ROWE PRICE FUNDS

  The Transfer Agency and Service Agreement of January 1, 2006, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 7, 2006, April 19, 2006, and July 19, 2006, by adding thereto T. Rowe Price Short-Term Income Fund, Inc. and T. Rowe Price Institutional Equity Funds, Inc., on behalf of T. Rowe Price Institutional Concentrated Large-Cap Value Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. Rowe Price Capital Appreciation Fund--Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund--Advisor Class
T. Rowe Price Capital Opportunity Fund--R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund--Advisor Class

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio-II
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund--Advisor Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. Rowe Price New America Growth Fund--Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund--Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund--Advisor Class

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

Attest:

/s/ Patricia B. Lippert                 /s/ Joseph A. Carrier
____________________                    ____________________
Patricia B. Lippert             By:     Joseph A. Carrier
Secretary                               Treasurer

Attest:                          T. ROWE PRICE SERVICES, INC.

/s/ Barbara A. Van Horn                 /s/ Henry H. Hopkins
____________________                    ____________________
Barbara A. Van Horn             By:     Henry H. Hopkins
Secretary                               Vice President

  AMENDMENT NO. 4

  TRANSFER AGENCY AND SERVICE AGREEMENT

  Between

  T. ROWE PRICE SERVICES, INC.

  And

  THE T. ROWE PRICE FUNDS

  The Transfer Agency and Service Agreement of January 1, 2006, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 7, 2006, April 19, 2006, July 19, 2006, and October 18, 2006, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Emerging Markets Bond Fund, T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Overseas Stock Fund and T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2050 Fund, T. Rowe Price Retirement 2050 Fund--Advisor Class, T. Rowe Price Retirement 2050 Fund--R Class, and T. Rowe Price Retirement 2055 Fund.

  T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund--R Class

T. ROWE PRICE State CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. Rowe Price Capital Appreciation Fund--Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund--Advisor Class
T. Rowe Price Capital Opportunity Fund--R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund--Advisor Class

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio-II
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Emerging Markets Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price Global Stock Fund--Advisor Class
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund--Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. Rowe Price New America Growth Fund--Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund--Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2050 Fund--Advisor Class
T. Rowe Price Retirement 2050 Fund--R Class
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund--Advisor Class

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

Attest:

/s/ Patricia B. Lippert                 /s/ Joseph A. Carrier
____________________                    ____________________
Patricia B. Lippert             By:     Joseph A. Carrier
Secretary                               Treasurer

Attest:                          T. ROWE PRICE SERVICES, INC.

/s/ Barbara A. Van Horn                 /s/ Henry H. Hopkins
____________________                    ____________________
Barbara A. Van Horn             By:     Henry H. Hopkins
Secretary                               Vice President